Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: October 1 — October 31, 2010
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Certifications
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)			see certifications	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			see certifications	X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes			see certifications	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X		X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Brad Cole	November 22, 2010

Signature of Authorized Individual*	Date

Brad Cole	SVP, General Counsel

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: October 1 — October 31, 2010
CERTIFICATIONS
A. Bank Reconciliation Certification
The undersigned verifies that, to my knowledge, all of the Debtors’ October 31, 2010 bank balances have been reconciled in an accurate and timely manner.

Bank Name	Account	Book Balance
Capital One Bank	****8899	$3,716,550.04
Capital One Bank	****8910	$10,000.00
Capital One Bank	****9471	$13,511,494.19
B. Post-petition Taxes Certification
The undersigned verifies that, to my knowledge, all post-petition tax obligations, including but not limited to payroll, real property, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ David Carlson	November 22, 2010

Signature of Authorized Individual	Date

David Carlson	VP, Finance and Treasurer

Printed Name of Authorized Individual	Title of Authorized Individual

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: October 1 — October 31, 2010
MOR 1

	Current Month		Cumulative Filing to Date
	Actual	Forecast	Actual	Forecast

Beginning Date	1-Oct-10	1-Oct-10	3-May-10	3-May-10
Ending Date	31-Oct-10	31-Oct-10	31-Oct-10	31-Oct-10

Cash — Beginning Balance	$17,830,481	$17,955,495	$5,257,718	$5,269,539

Receipts
Lockbox	31,598	$25,000	645,880	$299,859
Misc Deposit	40,863	$24,404	17,520,121	$18,688,404

Total Receipts	$72,461	$49,404	$18,166,001	$18,988,263

Operating Disbursements
Gleacher	$(132,000)	$0	$(712,514)	$0
Dr Directory	$0	$0	$(77,948)	$(127,774)
Legal & Deal fees	$(196,184)	$(96,815)	$(979,430)	$(770,511)
KCC LLC	$(12,421)	$(45,000)	$(58,665)	$(115,513)
Creditors Committee Counsel & FA	$(122,775)	$(35,799)	$(264,712)	$(395,066)
Equity Committee Counsel	$0	$(150,000)	$(39,877)	$(189,877)
Other Professional Fees	$0	$(179,197)	$0	$(179,197)
Payroll	$(59,324)	$(81,461)	$(1,142,731)	$(1,409,830)
Benefits	$(60,904)	$(12,416)	$(216,130)	$(156,567)
Severance	$0	$0	$0	$0
Invoices in A/P Aging	$0	$(4,636)	$(1,218,559)	$(1,153,048)
Misc (TX rent, Insurance, ICS)	$(41,506)	$(76,500)	$(433,572)	$(324,436)
Other	$(39,784)	$(44,000)	$(1,046,286)	$(1,208,458)
voided checks	$0	$0	$4,749	$0

Total Operating Disbursements	$(664,898)	$(725,824)	$(6,185,675)	$(6,030,277)

Net Operating Cash Flow	$(592,437)	$(676,420)	$11,980,326	$12,957,986

Non-Operating Disbursements
Capex
Professional Fees

Total Non-Operating Disbursements	$0	$0	$0	$0

Net Operating Cash Flow Before Financing	$(592,437)	$(676,420)	$11,980,326	$12,957,986

Financing Activities
Interest Payments

Financing Activities	$0	$0	$0	$0

Cash Flow	$(592,437)	$(676,420)	$11,980,326	$12,957,986

Ending Cash Balance (per books)	$17,238,044	$17,279,075	$17,238,044	$18,227,526

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$(664,898)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$(664,898)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: October 1 — October 31, 2010
Disbursements Journal
Checks cut during period

GL Posting		Checkbook
Date	Source Document	Amount	CM Trx Number	Voided	Paid ToRcvd From
10/13/2010	PMCHK	$5.67	5245	No	A T & T 8174909174/8174908790
10/20/2010	PMCHK	$2,995.85	5254	No	ADP
10/13/2010	PMCHK	$79.60	5244	No	ADP Commercial Leasing
10/7/2010	PMCHK	$81,814.75	5243	No	Alston & Bird LLP
10/27/2010	PMCHK	$97,116.50	5263	No	Alston & Bird LLP
10/7/2010	PMCHK	$1,050.00	5242	No	American Stock Transfer & Trust Co
10/20/2010	PMCHK	$18.32	5256	No	AT&T
10/20/2010	PMCHK	$311.23	5255	No	AT&T Mobility
10/7/2010	PMCHK	$1,043.44	5239	No	ATT
10/20/2010	PMCHK	$11,662.06	5257	No	Bayard, P.A.
10/27/2010	PMCHK	$17,685.40	5275	No	Bayard, P.A.
10/13/2010	PMCHK	$1,104.83	5247	No	Brad Cole
10/13/2010	PMCHK	$421.32	5246	No	David Carlson
10/13/2010	PMCHK	$24,137.23	5248	No	Dickstein Shapiro LLP
10/27/2010	PMCHK	$52,137.95	5264	No	Dickstein Shapiro LLP
10/7/2010	PMCHK	$132,000.00	5240	No	Gleacher & Company
10/13/2010	PMCHK	$11,519.03	5253	No	Gray Robinson
10/7/2010	PMCHK	$1,592.50	5241	No	Herman Technology Consultants-LLC
10/13/2010	PMCHK	$1,732.01	5249	No	Herman Technology Consultants-LLC
10/27/2010	PMCHK	$2,196.90	5265	No	Herman Technology Consultants-LLC
10/13/2010	PMCHK	$3,237.30	5250	No	IKON Financial Services
10/27/2010	PMCHK	$292.28	5266	No	IKON Financial Services
10/20/2010	PMCHK	$7,509.11	5258	No	Integrated Commercialization Sol.
10/27/2010	PMCHK	$17,152.55	5267	No	Invotex, Inc.
10/27/2010	PMCHK	$12,421.30	5268	No	Kurtzman Carson Consultants
10/13/2010	PMCHK	$107.01	5251	No	Prostar Services, Inc
10/20/2010	PMCHK	$41.36	5259	No	Prostar Services, Inc
10/27/2010	PMCHK	$574.00	5269	No	Pure Compliance
10/20/2010	PMCHK	$250.00	5260	No	Transport Solutions Inc
10/27/2010	PMCHK	$10,400.00	5272	No	U S TRUSTEE
10/27/2010	PMCHK	$59,133.51	5270	No	United Healthcare Insurance Co.
10/27/2010	PMCHK	$464.94	5271	No	UNUM Life Insurance
10/20/2010	PMCHK	$637.08	5261	No	Verizon Wireless
10/27/2010	PMCHK	$1,305.72	5273	No	VSP - (AT)
10/13/2010	PMCHK	$66.15	5252	No	WorldWide express
10/20/2010	PMCHK	$107.93	5262	No	WorldWide express
10/27/2010	PMCHK	$17,252.70	5274	No	Young Conaway Stargatt & Taylor LLP

		$571,577.53	Checks Cut

Debits to bank other than checks

Transaction				Customer
Date	Description	Amount	Bank Ref#	Ref. #	Payee / Description
10/8/2010	ADP Payroll Fee	$279.90	WDL000001207		ADP
10/13/2010	Payroll	$30,944.80	WDL000001211		ADP
10/14/2010	ADP Payroll Fee	$280.58	WDL000001213		ADP
10/14/2010	Payroll Taxes	$13,132.50	WDL000001214		ADP
10/22/2010	ADP Payroll Fee	$207.89	OEX000001219		ADP
10/27/2010	Payroll	$14,435.77	WDL000001221		ADP
10/25/2010	Banking Fee	$42.25	OEX000001223		Capital One
10/29/2010	November Rent	$33,996.65	WDL000001222		Maguire Partners

		$93,320.34	Debits to Bank other than Checks

Voided Checks from Prior Periods		$0.00

		$664,897.87	Total disbursements

Checks cleared by bank:
10/1/2010	DEBIT MEMO - CapOne	$4,810.66			CONTROL DISBURSEMENT/CLEARED CHECKS
10/4/2010	DEBIT MEMO - CapOne	$15,863.59			CONTROL DISBURSEMENT/CLEARED CHECKS
10/5/2010	DEBIT MEMO - CapOne	$904.22			CONTROL DISBURSEMENT/CLEARED CHECKS
10/6/2010	DEBIT MEMO - CapOne	$39,876.57			CONTROL DISBURSEMENT/CLEARED CHECKS
10/7/2010	DEBIT MEMO - CapOne	$497.84			CONTROL DISBURSEMENT/CLEARED CHECKS
10/12/2010	DEBIT MEMO - CapOne	$82,028.09			CONTROL DISBURSEMENT/CLEARED CHECKS
10/14/2010	DEBIT MEMO - CapOne	$1,592.50			CONTROL DISBURSEMENT/CLEARED CHECKS
10/15/2010	DEBIT MEMO - CapOne	$2,107.01			CONTROL DISBURSEMENT/CLEARED CHECKS
10/18/2010	DEBIT MEMO - CapOne	$132,000.00			CONTROL DISBURSEMENT/CLEARED CHECKS
10/19/2010	DEBIT MEMO - CapOne	$11,519.03			CONTROL DISBURSEMENT/CLEARED CHECKS
10/20/2010	DEBIT MEMO - CapOne	$6,260.75			CONTROL DISBURSEMENT/CLEARED CHECKS
10/25/2010	DEBIT MEMO - CapOne	$8,253.70			CONTROL DISBURSEMENT/CLEARED CHECKS
10/26/2010	DEBIT MEMO - CapOne	$12,247.28			CONTROL DISBURSEMENT/CLEARED CHECKS
10/28/2010	DEBIT MEMO - CapOne	$2,995.85			CONTROL DISBURSEMENT/CLEARED CHECKS

		$320,957.09

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: October 1 — October 31, 2010
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

			Invoice Amount -	Invoice Amount -	Fees	Expenses	Objection	Check		Amount Paid		Year-To-Date
Payee	Period Covered		Fees	Expenses	Approved	Approved	Deadline	Number	Date	Fees	Expenses	Fees	Expenses
Alston & Bird LLP	4/30 - 5/31/10		$255,194.00	$0.00	$255,194.00	$0.00	7/7/2010	5082	7/21/2010	$204,155.20	$0.00	$204,155.20	$0.00
Alston & Bird LLP	4/30 - 5/31/10		$0.00	$5,825.95	$0.00	$5,825.95	7/7/2010	5085	7/22/2010	$0.00	$5,825.95	$0.00	$5,825.95
Alston & Bird LLP	6/1 - 6/30/10		$129,621.50	$7,762.21	$129,621.50	$7,762.21	8/5/2010	5107	8/12/2010	$103,697.20	$7,762.21	$103,697.20	$7,762.21
Alston & Bird LLP	7/1 - 7/31/10		$100,767.00	$1,689.29	$100,767.00	$1,689.29	9/3/2010	5170	9/8/2010	$80,613.60	$1,689.29	$80,613.60	$1,689.29
Alston & Bird LLP	8/1 - 8/31/10		$99,230.00	$2,430.75	$99,230.00	$2,430.75	10/4/2010	5243	10/7/2010	$79,384.00	$2,430.75	$79,384.00	$2,430.75
Alston & Bird LLP	4/30 - 7/31/10	*					11/1/2010	5263	10/27/2010	$97,116.50	$0.00	$97,116.50	$0.00
Alston & Bird LLP	9/1 - 9/31/10		$104,208.00	$285.55	$104,208.00	$285.55	11/2/2010	5286	11/4/2010	$80,366.40	$285.55	$80,366.40	$285.55

Alston & Bird LLP subtotal												$645,332.90	$17,993.75

Bayard, P.A.	5/11 - 5/31/10		$35,663.00	$212.04	$35,663.00	$212.04	7/19/2010	5086	7/22/2010	$28,530.40	$212.04	$28,530.40	$212.04
Bayard, P.A.	6/1 - 6/30/10		$29,506.00	$393.24	$28,306.00	$393.24	8/10/2010	5142	8/17/2010	$22,644.80	$393.24	$22,644.80	$393.24
Bayard, P.A.	7/1 - 7/31/10		$24,458.00	$623.21	$24,458.00	$623.21	9/7/2010	5212	9/14/2010	$19,566.40	$623.21	$19,566.40	$623.21
Bayard, P.A.	8/1 - 8/31/10		$14,119.00	$366.86	$14,119.00	$366.86	10/7/2010	5257	10/20/2010	$11,295.20	$366.86	$11,295.20	$366.86
Bayard, P.A.	4/30 - 7/31/10	*					10/19/2010	5275	10/27/2010	$17,685.40	$0.00	$17,685.40	$0.00
Bayard, P.A.	9/1 - 9/31/10		$10,673.50	$287.15	$10,673.50	$287.15	11/2/2010	5291	11/17/2010	$8,538.80	$287.15	$8,538.80	$287.15

Bayard, P.A. subtotal												$108,261.00	$1,882.50

Carella, Byrne, Bain	annuity services		$450.00	$6,993.00	$450.00	$6,993.00	N/A	5044	7/2/2010	$450.00	$6,993.00	$450.00	$6,993.00
Carella, Byrne, Bain	patent maintenance		$50.00	$516.00	$50.00	$516.00	N/A	2588	6/21/2010	$50.00	$516.00	$50.00	$516.00

Carella, Byrne, Bain subtotal												$500.00	$7,509.00

Dickstein Shapiro LLP	5/11 - 5/31/10		$134,068.50	$4,147.20	$134,068.50	$4,147.20	7/19/2010	5087	7/22/2010	$107,254.80	$4,147.20	$107,254.80	$4,147.20
Dickstein Shapiro LLP	6/1 - 6/30/10		$63,546.50	$3,309.16	$63,546.50	$3,309.16	8/10/2010	5131	8/17/2010	$50,837.50	$3,309.16	$50,837.50	$3,309.16
Dickstein Shapiro LLP	7/1 - 7/31/10		$63,076.25	$2,223.29	$63,076.25	$2,223.29	9/3/2010	5191	9/8/2010	$50,461.00	$2,223.29	$50,461.00	$2,223.29
Dickstein Shapiro LLP	8/1 - 8/31/10		$28,955.00	$973.23	$28,955.00	$973.23	10/5/2010	5248	10/13/2010	$23,164.00	$973.23	$23,164.00	$973.23
Dickstein Shapiro LLP	4/30 - 7/31/10	*					10/19/2010	5264	10/27/2010	$52,137.95	$0.00	$52,137.95	$0.00
Dickstein Shapiro LLP	9/1 - 9/31/10		$43,782.00	$3,606.17	$43,782.00	$3,606.17	11/19/2010					$0.00	$0.00

Dickstein Shapiro LLP subtotal												$283,855.25	$10,652.88

Gleacher & Company	4/30 - 7/31/10		$660,000.00	$52,514.48	$660,000.00	$52,514.48	9/7/2010	Wire	9/17/2010	$528,000.00	$52,514.48	$528,000.00	$52,514.48
Gleacher & Company	4/30 - 7/31/10	*					9/30/2010	5240	10/20/2010	$132,000.00	$0.00	$132,000.00	$0.00

Gleacher & Company subtotal												$660,000.00	$52,514.48

Invotex, Inc.	5/26 - 6/30/10		$71,248.50	$374.04	$71,248.50	$374.04	8/12/2010	5149	8/27/2010	$56,998.80	$374.04	$56,998.80	$374.04
Invotex, Inc.	7/1 - 7/30/10		$14,514.25	$79.24	$14,514.25	$79.24	9/7/2010	5208	9/14/2010	$11,611.40	$79.24	$11,611.40	$79.24
Invotex, Inc.	4/30 - 7/31/10	*					10/19/2010	5267	10/27/2010	$17,152.55	$0.00	$17,152.55	$0.00

Invotex, Inc. subtotal												$85,762.75	$453.28

Kurtzman Carson Consultants	4/30/2010		$2,232.00	$78.20	$2,232.00	$78.20	N/A	5029	7/1/2010	$2,232.00	$78.20	$2,232.00	$78.20
Kurtzman Carson Consultants	NYTIMES (July)		$0.00	$3,680.00	$0.00	$3,680.00	N/A	wire	7/9/2010	0	3,680.00	$0.00	$3,680.00
Kurtzman Carson Consultants	5/1 - 5/31/10		$44,420.50	$13,040.83	$44,420.50	$13,040.83	N/A	5080	7/21/2010	$44,420.50	$13,040.83	$44,420.50	$13,040.83
Kurtzman Carson Consultants	6/1 - 6/30/10		$25,815.50	$2,752.13	$25,815.50	$2,752.13	N/A	5096	7/27/2010	$25,815.50	$2,752.13	$25,815.50	$2,752.13
Kurtzman Carson Consultants	7/1 -7/31/10		$20,333.00	$5,180.49	$20,333.00	$5,180.49	N/A	5150	8/27/2010	$20,333.00	$5,180.49	$20,333.00	$5,180.49
Kurtzman Carson Consultants	8/1 -8/31/10		$15,765.50	$4,964.56	$15,765.50	$4,964.56	N/A	5221	9/23/2010	$15,765.50	$4,964.56	$15,765.50	$4,964.56
Kurtzman Carson Consultants	9/1 -9/31/10		$9,943.00	$2,478.30	$9,943.00	$2,478.30	N/A	5268	10/27/2010	$9,943.00	$2,478.30	$9,943.00	$2,478.30

Kurtzman Carson Consultants subtotal												$118,509.50	$32,174.51

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: October 1 — October 31, 2010
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

			Invoice Amount -	Invoice Amount -	Fees	Expenses	Objection	Check		Amount Paid		Year-To-Date
Payee	Period Covered		Fees	Expenses	Approved	Approved	Deadline	Number	Date	Fees	Expenses	Fees	Expenses
Morris James LLP	7/1 - 7/31/10		$49,525.00	$256.57	$49,525.00	$256.57	9/20/2010	5227	9/23/2010	$39,620.00	$256.57	$39,620.00	$256.57
Morris James LLP	8/1 - 8/31/10		$34,667.00	$466.80	$34,667.00	$466.80	10/27/2010	5285	11/4/2010	$27,733.60	$466.80	$27,733.60	$466.80
Morris James LLP	9/1 - 9/31/10		$31,957.50	$650.33	$31,957.50	$650.33	11/8/2010	5302	11/17/2010	$27,733.60	$466.80	$25,566.00	$650.33

Morris James LLP subtotal												$92,919.60	$1,373.70

Young Conaway Stargatt & Taylor LLP	4/30 - 5/31/10		$41,889.00	$0.00	$41,889.00	$0.00	7/16/2010	5083	7/21/2010	$33,511.20		$33,511.20
Young Conaway Stargatt & Taylor LLP	4/30 - 5/31/10		$0.00	$1,099.45	$0.00	$1,099.45	7/16/2010	5088	7/22/2010		$1,099.45		$1,099.45
Young Conaway Stargatt & Taylor LLP	6/1 - 6/30/10		$25,033.50	$636.75	$25,033.50	$636.75	8/9/2010	5129	8/12/2010	$20,026.80	$636.75	$20,026.80	$636.75
Young Conaway Stargatt & Taylor LLP	7/1 - 7/31/10		$19,341.00	$1,717.81	$19,341.00	$1,717.81	8/31/2010	5190	9/8/2010	$15,472.80	$1,717.81	$15,472.80	$1,717.81
Young Conaway Stargatt & Taylor LLP	4/30 - 7/31/10	*					10/19/2010	5274	10/27/2010	$17,152.70	$0.00	$17,152.70	$0.00
Young Conaway Stargatt & Taylor LLP	8/1 - 8/31/10		$12,374.00	$477.75	$12,374.00	$477.75	11/3/2010	5287	11/4/2010	$9,899.20	$477.75	$9,899.20	$477.75
Young Conaway Stargatt & Taylor LLP	9/1 - 9/31/10		$19,556.50	$1,097.91	$19,556.50	$1,097.91	11/12/2010	5306	11/17/2010	$15,645.20	$1,097.91	$15,645.20	$1,097.91

Young Conaway Stargatt & Taylor LLP subtotal												$111,707.90	$5,029.67

Total												$2,106,848.90	$129,583.77

*	Denotes Payment on remaining amounts due through quarterly filings.

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: October 1 — October 31, 2010

	October	Cumulative
	2010	Filing to Date
Gross Sales	$0	$438,100
Sales Reserves and Allowances	(154,891)	(3,489,735)

Net Revenue	(154,891)	(3,051,635)

Cost of Goods Sold	0	860,166

Salaries, Bonus & Temp Labor	49,137	3,356,136
Benefits, Payroll Taxes, Recruiting & Relocation	31,872	112,561

Subtotal: Salaries & Benefits	81,009	3,468,697

Stock-Based Compensation	0	408,171
Marketing & Advertising	0	4,011
Travel & Entertainment	689	53,874
Facilities and Equipment Related	37,862	289,262
Insurance	62,061	460,796
Distribution Expense	13,379	359,749
Office & General Lab Supplies	4,753	11,827
Consulting & Legal Fees	275,359	3,252,013
Patents & Licensing	(51,375)	214,613
Audit, IR & Financial Fees	5,510	(49,899)
Non-Income Taxes	15,201	28,606
Depreciation and Amortization	0	974,542
Director and SAB Fees	0	64,771

Subtotal: FTE Expenses	444,449	9,541,033

Marketing Costs	0	169,576
Direct Project Costs	0	53,114

Total Expenses	444,449	10,623,888

Income (Loss) from Operations	(599,340)	(13,675,523)

Interest Income	7,896	15,231
Other income (expense)	14,343	34,322

Net Income (Loss) Before Taxes	(577,101)	(13,625,969)

Net Income (Loss)	$(577,093)	$(9,798,658)

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: October 1 — October 31, 2010

	Current	Petition
	Month	Date
Cash & Cash Equivalents	$17,238,044	$5,257,718
Accounts Receivable, net	5,233	(490,487)
Inventory	0	2,213,158
Prepaid and Other Current Assets	612,310	3,397,106

Property and Equipment	0	14,341,773
Accumulated Depreciation	0	(12,460,925)

Property and Equipment, net	0	1,880,848

Deposits and Other Assets	521,114	680,580

Intangible Assets	0	11,877,529
Accum. Amort - Intangibles	0	(2,643,218)

Intangible Assets, net	0	9,234,311

Total Assets	$18,376,702	$22,173,234

Accounts Payable - post-petition	(239,953)	0
Accrued Payable to Lilly	0	0
Accrued Professional Fees	(621,081)	0

Accounts Payable and Accrued Expenses - Post-Petition	(868,329)	0

Accounts Payable - pre-petion	(954,635)	(1,214,588)
Accrued Severance	(2,445,504)	(281,258)
Accrued Payable to Lilly	0	(5,252)
Accrued Professional Fees	(29,917)	(199,917)
Accrued R&D Costs	0	(136,067)
Accrued Keflex Copay Assistance	0	(9,276)
Accrued Moxatag Copay Assistance	0	(3,705,035)
Accrued Medicaid Rebates Payable	(31,268)	(563,001)
Accrued Returns	0	(1,945,797)
Other Accrued Expenses	0	(292,773)
Wages Payable	(228,223)	(306,521)
Employee Benefits Pay-401k	0	(33,339)
Employee Benefits - Flex Spending	0	(3,899)
Other Current Liabilities	(2,261,875)	(4,810,772)

Accounts Payable and Accrued Expenses - Pre-Petition	(5,951,421)	(13,507,496)

Deferred Contract Revenue - non-current (pre-petition)	(3,500,000)	(11,625,000)
Deferred Lease Expense	0	(18,340)

Total Liabilities	$(10,319,751)	$(25,150,836)

Common Stock	(865,119)	(865,119)
Additional Paid in Capital	(322,373,855)	(312,281,358)

Retained Earnings	288,500,028	299,240,744
YTD P&L	26,681,995	16,883,336

Accumulated Deficit	315,182,022	316,124,080

Stockholders’ Equity	$(8,056,951)	$2,977,602

Liabilities & Stockholders’ Equity	$(18,376,702)	$(22,173,234)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: October 1 — October 31, 2010

Other Post-petition liabilities
Professional bankruptcy fees estimates - equity committee counsel	$245,000
Professional bankruptcy fees estimates - corporate and local counsel	157,081
Professional legal fees	112,000
Professional bankruptcy fees estimates - creditors’ committee cousel & FA	100,000
Professional bankruptcy fees - KCC estimate	7,000

Total of Accrued Professional Fees (acct 21210)	$621,081

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: October 1 — October 31, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS

Vendor		Voucher		Current Trx
ID	Vendor Name	Number	Document Date	Amount	Document Number	Document Type	Paid Date
ALS002	Alston & Bird LLP	038621	8/31/2010	$19,846.00	AUG 20%	Invoice
ALS002	Alston & Bird LLP	038680	9/30/2010	$20,841.60	SEP 20%	Invoice
ALS002	Alston & Bird LLP	038681	9/30/2010	$80,366.40	SEP 80%	Invoice	11/4/2010
ALS002	Alston & Bird LLP	038682	9/30/2010	$285.55	SEP EXP	Invoice	11/4/2010
BAY002	Bayard, P.A.	038641	8/31/2010	$2,823.80	AUG 20%	Invoice
BAY002	Bayard, P.A.	038685	9/30/2010	$2,134.70	SEP 20%	Invoice
BAY002	Bayard, P.A.	038686	9/30/2010	$8,538.80	SEP 80%	Invoice	11/17/2010
BAY002	Bayard, P.A.	038687	9/30/2010	$287.15	SEP EXP	Invoice	11/17/2010
DEL009	Delaware Secretary of State	038665	11/1/2010	$8,539.99	3143577 Q3 2010	Invoice	11/17/2010
DIC002	Dickstein Shapiro LLP	038634	8/31/2010	$5,791.00	AUG 20%	Invoice
MOR008	MORRIS JAMES LLP	038563	8/30/2010	$9,905.00	JULY FEES 20%	Invoice
MOR008	MORRIS JAMES LLP	038669	8/31/2010	$6,933.40	AUG FEES 20%	Invoice
MOR008	MORRIS JAMES LLP	038668	8/31/2010	$27,733.60	AUG FEES 80%	Invoice	11/4/2010
MOR008	MORRIS JAMES LLP	038670	8/31/2010	$466.80	AUG EXP	Invoice	11/4/2010
MOR008	MORRIS JAMES LLP	038689	9/30/2010	$6,391.50	SEP 20%	Invoice
MOR008	MORRIS JAMES LLP	038690	9/30/2010	$25,566.00	SEP 80%	Invoice	11/17/2010
MOR008	MORRIS JAMES LLP	038691	9/30/2010	$650.33	SEP EXP	Invoice	11/17/2010
YOU005	Young Conaway Stargatt & Taylor LLP	038700	8/31/2010	$2,474.80	AUG 20%	Invoice
YOU005	Young Conaway Stargatt & Taylor LLP	038698	8/31/2010	$9,899.20	AUG 80%	Invoice	11/4/2010
YOU005	Young Conaway Stargatt & Taylor LLP	038699	8/31/2010	$477.75	AUG EXP	Invoice	11/4/2010

				$239,953.37

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: October 1 — October 31, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	8,540	—	—	—	—	8,540
Wages Payable (401k contributions)	—	—	—	—	—	—
Taxes Payable (payroll-related taxes)	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—		145,062	86,351	—	231,413
Amounts Due to Insiders*	—	—	—	—	—	—
Other: __________________________	—	—	—	—	—	—
Other: __________________________	—	—	—	—	—	—
Total Postpetition Debts	$8,540	—	$145,062	$86,351	—	$239,953
Explain how and when the Debtor intends to pay any past-due postpetition debts.

Professional fees are awaiting court approval or include remaining 20% of fees.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: October 1 — October 31, 2010
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$199,158.13
+ Amounts billed during the period	—
- Amounts collected during the period	(31,597.62)
- Other adjustments during period	(162,327.64)
Total Accounts Receivable at the end of the reporting period	5,232.87

Accounts Receivable Aging	Amount
0 - 30 days old	—
31 - 60 days old	—
61 - 90 days old	3,759.36
91+ days old	1,473.51
Total Accounts Receivable	5,232.87
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$5,232.87
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

Debtor sold certain assets pursuant to the Order Establishing Procedures for the Sale and/or abandonment of Certain Miscellaneous Property [Docket No. 263] dated September 7, 2010 (the “Order”). See the page titled “Sale of Assets “ for a listing of the miscellaneous property sold during the current period pursuant to the Order

FORM MOR-5
(04/07)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: October 1 — October 31, 2010
SALE OF ASSETS

Date of		Relationship				Purchase
Purchase	Purchaser	to Debtor	Equipment	Model #	Serial #	Amount
10/1/2010	Mukaram Aziz	None	Bookshelf			$50.00
10/1/2010	Mukaram Aziz	None	3 Keyboards			$15.00
10/1/2010	Mukaram Aziz	None	Box of Network Cables			$35.00
10/1/2010	Patrick Onuoha	None	INFocus Projector	IN24		$150.00
10/1/2010	Mukaram Aziz	None	Reception Couch & Table & Mirror			$150.00
10/6/2010	Trey Tubbs	None	Lenovo X200 Laptop	X200	L3-ACG1H	$500.00
10/15/2010	Ben Hui	None	Lenovo X200 Laptop	X200	L3-ACG1F	$500.00
10/15/2010	MarkOne	None	Lenovo X200 Laptop	X200	LV-012R9	$552.50
10/15/2010	MarkOne	None	Lenovo X200 Laptop	X200	LV-012RD	$552.50
10/15/2010	MarkOne	None	Lenovo X200 Laptop	X200	LV-012R8	$552.50
10/15/2010	MarkOne	None	Lenovo X200 Laptop	X200	LV-01NPM	$552.50
10/15/2010	MarkOne	None	Lenovo X200 Laptop	X200	LV-01NP	$552.50
10/15/2010	MarkOne	None	HP LaserJet P4014N Printer	P4014N		$340.00
10/15/2010	MarkOne	None	3 - InFocus IN1100 Projectors	IN1100		$1,147.50
10/15/2010	MarkOne	None	19 - Samsung SyncMaster 920WM Monitors	920WM		$1,372.75
10/20/2010	Walco	None	2 - Left Return Desk, 4 drawer Credenza and 6 Shelf Bookcase			$1,500.00
10/20/2010	Walco	None	2 - Right Return Desk, 4 drawer Credenza and 6 Shelf Bookcase			$1,500.00
10/20/2010	Walco	None	2 - Desk, Side Desk, 4 Drawer Credenza and 6 Shelf Bookcase			$1,500.00
10/20/2010	Walco	None	5 - Five Drawer Lateral File Cabinet			$500.00
10/20/2010	Walco	None	3 - InFocus IN1100 Projectors	IN1100		$1,200.00
10/20/2010	Robert Warren	None	7-Samsung/Viewsonic 17" Monitors	Various		$105.00
10/20/2010	Robert Warren	None	4 Keyboards			$20.00
10/20/2010	Robert Warren	None	Power Strip			$20.00
10/20/2010	Robert Warren	None	PowerDsine 3006 POE Network Hub	3006 POE		$75.00
10/25/2010	Chandler Coy	None	HP Color LaserJet 5500DTN Printer	5500DTN		$400.00
10/27/2010	Nick Conder	None	Proxima DP6870	DP6870		$275.00
10/27/2010	Nick Conder	None	ASK Proxima M6	M6		$150.00
10/27/2010	Nick Conder	None	HP EO1013 KVM	EO1013		$75.00

					Total:	$14,342.75